Company Restructuring	12 Months Ended
Dec. 31, 2011
Company Restructuring
Company Restructuring

13.  Company Restructuring

       The Company undertakes various programs to reduce expenses. These programs generally involve a reduction in staffing levels, and in certain cases, office closures. Restructuring and related charges include employee termination and relocation benefits, and post-exit rent expenses in connection with these programs, and non-cash charges resulting from pension benefit payments made to agents in connection with the 1999 reorganization of Allstate's multiple agency programs to a single exclusive agency program. In 2011, restructuring programs primarily relate to Allstate Protection's field claim office consolidations, reorganization of technology shared services and reorganization within Allstate Financial's sales and support organization. The expenses related to these activities are included in the Consolidated Statements of Operations as restructuring and related charges, and totaled $44 million, $30 million and $130 million in 2011, 2010 and 2009, respectively.

       The following table presents changes in the restructuring liability in 2011.

($ in millions)	Employee costs	Exit costs	Total liability
Balance as of December 31, 2010	$13	$3	$16
Expense incurred	21	7	28
Adjustments to liability	(10)	—	(10)
Payments applied against liability	(19)	(5)	(24)

Balance as of December 31, 2011	$5	$5	$10

       The payments applied against the liability for employee costs primarily reflect severance costs, and the payments for exit costs generally consist of post-exit rent expenses and contract termination penalties. As of December 31, 2011, the cumulative amount incurred to date for active programs totaled $110 million for employee costs and $47 million for exit costs.